                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K




                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




      Date of Report (date of earliest event reported): February 6, 1998




                               IFR SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)




            DELAWARE                0-14224                [48-1197645]
   (State or other jurisdiction   (Commission              (IRS Employer
        of incorporation)         File Number)           Identification No.)




            10200 West York, Wichita, Kansas                       67215
         (Address of principal executive offices)                 (Zip Code)




      Registrant's telephone number, including area code: (316) 522-4981

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On February 6, 1998, Registrant acquired for cash all of the issued and outstanding capital stock of Marconi Instruments Limited., Hertfordshire, England (collectively with its subsidiaries "Marconi") from The General Electric Company, p.l.c. ("GEC"). The purchase price for Marconi was $64,350,000 plus L26,000,000 or a total purchase price of approximately $107,000,000. The purchase was made pursuant to a Share Sale and Purchase Agreement, dated as of February 6, 1998, between IFR Systems, Inc. ("Registrant" or "IFR"), IFR Systems Limited, and GEC (the "Purchase
Agreement").   IFR Systems Limited is a wholly owned subsidiary of Registrant formed for the purpose of making the acquisition. Registrant has changed the name of Marconi Instruments Limited to IFR Instruments Limited and has changed the name of Marconi's United States subsidiary to IFR Instruments of Texas, Inc. When used herein, the term "IFR-UK" refers collectively to IFR Instruments Limited and its subsidiaries.

     The purchase price was negotiated on an arms' length basis. There is no material relationship between GEC and Registrant or any of Registrant's affiliates, directors, or officers or any associate of any such director or officer. Registrant used funds borrowed under the Credit Agreement described below to pay the purchase price.

     A copy of the Purchase Agreement is filed as Exhibit 2.01 to this Form 8-K. The following description of the Purchase Agreement is intended to be only a summary of the Purchase Agreement. Reference is hereby made to the Purchase Agreement for a full statement of its terms which are hereby incorporated by reference.

     In addition to containing typical provisions relating to a purchase of a corporate subsidiary for cash, the Purchase Agreement provides that IFR-UK and GEC and its subsidiaries grant each other non-exclusive, irrevocable, non-transferable, royalty-free perpetual worldwide licenses to use all intellectual property belonging to any of them and being used by the other prior to the date of the acquisition for the purpose of developing, manufacturing, and selling existing products and any improvement, modification or adaption of products manufactured or in the course of development at such date. IFR-UK may not make any use of the Marconi trade names after the expiration of nine months from the date of the transaction. The Purchase Agreement also provides for GEC to assume the responsibility for certain pending patent litigation and to retain any recovery received and for GEC to assume the responsibility of bringing additional patent enforcement proceedings with any net proceeds to be divided equally by GEC and IFR.

     The Purchase Agreement contains certain representations and warranties of GEC and provides that IFR's maximum recovery for breach of such warranties and representations (other than with respect to GEC's title to the shares of Marconi) may not exceed L40,000,000 (L10,000,000 in the case of environmental matters) after reaching various threshold amounts. Claims for breach of GEC warranties and representations must be made by December 31, 1999 except environmental claims may be asserted prior to the expiration of five or seven years depending on the nature of the claim.

     The parties also entered into a "Deed of Tax Covenant" in connection with the Purchase Agreement. The Tax Covenant provides generally for indemnification by GEC for tax liabilities that might be incurred by IFR (and in certain cases for indemnification by IFR for certain losses that may be incurred by GEC) and for the manner in which GEC and IFR will prepare various tax returns. Claims under the Tax covenant must be asserted within seven years.

     A copy of the Tax Covenant is filed as Exhibit 2.02 to this Form 8-K. The preceding description of the Tax Covenant is intended to be only a summary of the Tax Covenant. Reference is hereby made to the Tax Covenant for a full statement of its terms which are hereby incorporated by reference.

     IFR-UK is engaged in the design, manufacture, distribution, and sale of test and measurement equipment. Such equipment is sold primarily to the telecommunications and electronics industries. IFR-UK participates in four market sectors of the global electronic test and measurement industry: (i) Test Instruments, (ii) Automated Test Equipment, (iii) Service, and (iv) Solutions. IFR-UK's test equipment products sell in prices ranging from approximately $2,000 to $40,000.

     Test Instruments are items of equipment which test and measure the performance of a broad range of electronic and telecommunications products. The Test Instrument market is divided into a number of segments based on products and applications. Within the Test Instruments area, IFR-UK primarily competes in the mobile radio, signal analyzers, signal sources, lab/system power supplies and communications test equipment markets. Customers include telecommunications equipment producers, installers and operators, the military and the aviation industry.

     Automated Test Equipment tests and verifies the construction and performance of assembled printed circuit boards, electronic subassemblies or products. Customers include automotive component manufacturers and producers of electronics.

     Service entails the calibration and repair of test and measurement equipment and third party testing facilities management.

     Solutions represents customized test and measurement systems and is currently principally undertaken by customers in-house. IFR-UK is one of the industry pioneers in providing this service on a third party basis.

     IFR-UK sales by category for the year ended March 31, 1997 were as follows:

                                           $ MILLION      %
                                             -------    ------
     i)   Test Instruments                     77.3      73.7
     ii)  Automated Test Equipment              6.0       5.7
     iii) Service                              15.3      14.6
     iv)  Solutions                             6.2       6.0
                                              104.8     100.0
                                             -------    ------
                                             -------    ------

     IFR-UK's headquarters are at Longacres House, Norton Green Road, Stevenage, United Kingdom, which it leases under a lease expiring in 2020. IFR-UK owns three manufacturing facilities located in Stevenage containing an aggregate of 144,000 square feet of manufacturing facilities and leases three other facilities in the United Kingdom used for service, repair and engineering development activities. IFR-UK leases its sales and support facilities which are located in the United States, Germany, France, Netherlands, Spain, Hong Kong and China.

     As a result of the acquisition, Registrant acquired the foreign subsidiaries of Marconi which do business in France, Germany, Spain, and the United States. IFR-UK also has branches in the Netherlands, Singapore, Hong Kong, and China. IFR-UK also has distribution relationships and service centers worldwide.

     In connection with the Marconi transaction, on February 5, 1998, Registrant entered into a Credit Agreement (the "Credit Agreement") with The First National Bank of Chicago ("First Chicago") as agent for itself and other lenders pursuant to which Registrant has the right, subject to certain usual and customary conditions, to borrow a maximum of $130,000,000. Of such amount, $100,000,000 is in the form of two term loans in the principal amount of $50,000,000 each and the remaining $30,000,000 is in the form of a revolving line of credit. As of the date hereof, Registrant has borrowed $100,000,000 under the term loan provisions of the Credit Agreement and $7,000,000 under the revolving loan provisions.

     A copy of the Credit Agreement is filed as Exhibit 10.01 to this Form 8-K. The following description of the Credit Agreement is intended to be only a summary of the Credit Agreement. Reference is hereby made to the Credit Agreement for a full statement of its terms which are hereby incorporated by reference.

     Both of the term loans are payable in quarterly installments of principal pursuant to a schedule contained in the Credit Agreement which calls for such payments to increase over the term of the loan.

     Subject to restrictions contained in the Credit Agreement, Registrant may choose whether the loans will bear interest either at the "Alternate Base Rate" (a fluctuating interest rate equal to the higher of First Chicago's base rate or the sum of the reported "federal funds" rate plus 0.5% per annum) or at the "Eurocurrency Base Rate" (the LIBOR rate for the applicable currency for the relevant interest period). Both of such rates are increased by an applicable "margin" which varies up to 2.5% per annum depending on the type of loan, the interest rate basis chosen, and the Registrant's then current "Leverage Ratio" as defined in the Credit Agreement.

     The loans made under the Credit Agreement are secured by the pledge of all of the capital stock of Registrant's United States subsidiaries, by a pledge of 65% of the common stock of IFR Systems Limited, a United Kingdom subsidiary of Registrant, and by the guaranties of all of Registrant's United States subsidiaries. Registrant and all of its United States subsidiaries also granted security interests on substantially all of their assets excluding real estate and leasehold interests.

     The Credit Agreement contains various affirmative and negative covenants, among which are covenants requiring the maintenance of specified financial ratios, prohibiting dividends until Borrower's Leverage Ratio (as defined) is 2.0 or less, restricting the incurrence of additional indebtedness, requiring the maintenance of interest rate agreements, and certain restrictions on future acquisitions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)   The following financial statements of IFR-UK are filed herewith:

        Condensed consolidated balance sheets at December 31, 1997 and 1996 (UK GAAP and unaudited).

        Condensed consolidated statements of income for the twelve months ended December 31, 1997 and 1996 (UK GAAP and unaudited).

The remaining financial statements required to be filed with this Form 8-K will be filed by amendment no later than April 6, 1998.

     (b) The PRO FORMA financial statements required to be filed with this Form 8-K will be filed by amendment no later than April 6, 1998.

     (c)  The following exhibits are filed herewith:


          EXHIBIT NO.    DESCRIPTION
          -----------    -----------
          2.01           Share Sale and Purchase Agreement, dated
                         February 6, 1998 among IFR Systems, Inc., IFR
                         Systems Limited, and The General Electric Company
                         p.l.c.

          2.02           Deed of Tax Covenant, dated February 6, 1998, between
                         The General Electric Company, p.l.c., as Covenantor, and IFR Systems Limited, as Purchaser

          10.01          Credit Agreement, dated as of February 5, 1998, among
                         IFR Systems, Inc., The First National Bank of Chicago, and various lenders.

          10.02 Form of Security Agreement executed by Registrant and its United States subsidiaries.

          10.03          Form of Guaranty executed by each of Registrants
                         United States subsidiaries.

          10.04          Pledge Agreement between Registrant and First
                         National Bank of Chicago.

          10.05          Equitable Share Charge by Registrant to First
                         National Bank of Chicago.

          10.06          Form of Copyright Security Agreement executed by
                         Registrant and each of its United States subsidiaries.

          10.07          Form of Patent Security Agreements executed by
                         Registrant and each of its United States subsidiaries.

          10.08          Form of Trademark Security Agreement executed by
                         Registrant and each of its United States subsidiaries.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       IFR SYSTEMS, INC.



                                       By /s/ Alfred H. Hunt, III
                                          -------------------------------------
                                          Alfred H. Hunt, III
                                          President and Chief Executive Officer

Date:  February 20, 1998

IFR-UK
CONDENSED CONSOLIDATED BALANCE SHEETS
(UK GAAP - UNAUDITED)

                                                         DECEMBER 31,
                                                    1997            1996
                                                  --------         -------
                                                       (000's omitted)
ASSETS
CURRENT ASSETS
Cash and cash equivalents                         $(1,180)         $   120
Accounts receivable                                22,828           23,510
Inventory                                          24,656           24,472
Prepaid and other                                   3,758            2,700
                                                  --------         -------
TOTAL CURRENT ASSETS                               50,062           50,802
Property, plant and equipment - net                17,584           16,879
                                                  --------         -------
TOTAL ASSETS                                      $67,647          $67,681
                                                  --------         -------
                                                  --------         -------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable                                  $18,258          $16,505
Other liabilities                                   1,962            1,737
                                                  --------         -------
CURRENT LIABILITIES                                20,220           18,242
Shareholders' equity                               47,426           49,439
                                                  --------         -------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY        $67,647          $67,681
                                                  --------         -------
                                                  --------         -------

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UK GAAP - UNAUDITED)


                                                      TWELVE MONTHS ENDED
                                                           DECEMBER 31,
                                                     1997              1996
                                                   --------          --------
                                                        (000's omitted)
SALES                                               $111,762         $104,087
COST OF SALES                                         62,853           57,257
                                                    --------         --------
GROSS PROFIT                                          48,908           46,830
OPERATING EXPENSES                                    41,731           39,381
                                                    --------         --------
OPERATING INCOME                                       7,177            7,449
OTHER - NET                                            3,483            1,221
                                                    --------         --------
INCOME BEFORE INCOME TAXES                            10,660            8,670
INCOME TAXES                                           3,518            2,861
                                                    --------         --------
NET INCOME                                          $  7,142         $  5,809
                                                    --------         --------
                                                    --------         --------